                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ______________



                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                ______________

               Date of report (date of earliest event reported):
                               November 15, 2000


                           LML PAYMENT SYSTEMS INC.
              (Exact name of Registrant as specified in charter)



    Yukon Territory, Canada                0-13959               ###-##-####
-------------------------------            -------               -----------
(State or other jurisdiction of     (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                         1680-1140 West Pender Street
                            Vancouver, B.C. V6E 4G1
                   (Address of principal executive offices)
                                ______________



                                (604) 689-4440
             (Registrant's telephone number, including area code)
                                ______________

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On November 15, 2000, the Registrant issued a news release announcing its financial results for the three and six months ended September 30, 2000, a copy of which is being filed as Exhibit 20.1.

     On November 20, 2000 and November 28, 2000, the Registrant also filed news releases regarding the appointment of independent directors to the Registrant's Board of Directors, copies of which are being filed as Exhibits 20.2 and 20.3, respectively.


Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             Exhibit 20.1 News release dated November 15, 2000 reporting financial results for the three and six months ended September 30, 2000.

             Exhibit 20.2 News release dated November 20, 2000 regarding the appointment of Robin B. Martin as a director.

             Exhibit 20.3 News release dated November 28, 2000 regarding the appointment of Jacqueline Pace as a director.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LML PAYMENT SYSTEMS INC.


                                   By: /s/ Carolyn Mosher
                                       ------------------------------
                                       Carolyn Mosher
                                       Corporate Secretary

Date: November 29, 2000